UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2015

A. SCHULMAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3637 Ridgewood Rd, Fairlawn, Ohio	44333
(Address of principal executive offices)	(Zip Code)

(330) 666-3751
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective April 1, 2015, the Board of Directors of A. Schulman, Inc. (the “Company”) appointed Kristopher R. Westbrooks as the Company’s principal accounting officer in addition to his position as Corporate Controller, under the title Vice President, Chief Accounting Officer and Corporate Controller. Mr. Westbrooks, age 36, first joined the Company in May 2011 as Assistant Corporate Controller and has served as Corporate Controller since July 2013. Most recently before joining the Company, Mr. Westbrooks served as Global Accounting Consultation Manager and Senior Financial Analyst for The Procter & Gamble Company, a multinational manufacturer of consumer packaged goods, from April 2009 through May 2011.

Mr. Westbrooks will be eligible to participate in the Company’s bonus program for senior executives for fiscal year 2015 with a target level of 40% of base salary and leverage ranging from zero to 200% based upon the achievement of various financial goals and operating metrics, as well as an assessment of Mr. Westbrook’s individual performance. He also will be eligible to receive fringe benefits made generally available to the Company’s executives in accordance with Company policies and will be eligible to participate in all other employee compensation and benefit plans generally available to executive officers at a level appropriate for his position, including the Company’s long-term equity incentive program, although grant amounts thereunder have not yet been determined. Mr. Westbrooks will also enter into a change in control agreement as an executive officer in the form described in and filed with the Company’s Current Report on Form 8-K previously filed on December 15, 2014.

In connection with the appointment of Mr. Westbrooks as the company’s principal accounting officer, Joseph J. Levanduski, the Company’s Vice President and Chief Financial Officer, will no longer be serving as the Company’s principal accounting officer. Mr. Levanduski, age 52, has served as the Company’s Vice President and Chief Financial Officer since June 2011, and as principal accounting officer since July 2013. Previously, Mr. Levanduski was with Hawk Corporation for approximately 15 years where he last served as Senior Vice President and Chief Financial Officer.

A copy of the press release issued by the Company relative to the appointment of Mr. Westbrooks is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 6, 2015 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

By: /s/ David C. Minc
David C. Minc
Vice President, Chief Legal Officer and Secretary

Date: April 6, 2015